CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS Advisor Funds (formerly Scudder Advisor Funds) on Form N-1A ("Registration Statement") of our report dated December 30, 2005 relating to the financial statements and financial highlights which appears in the October 31, 2005 Annual Report to Shareholders of the DWS Core Fixed Income Fund (formerly Scudder Fixed Income Fund, a portfolio of DWS Investments Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements" and "Independent Registered Public Accounting Firm" in such Registration Statement.


/s/ PricewaterhouseCoopers
--------------------------
PricewaterhouseCoopers LLP
Boston, Massachusetts
June 29, 2006

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS Advisor Funds (formerly Scudder Advisor Funds) on Form N-1A ("Registration Statement") of our report dated December 30, 2005 relating to the financial statements and financial highlights which appears in the October 31, 2005 Annual Report to Shareholders of the DWS High Income Plus Fund (formerly Scudder High Income Plus Fund, a portfolio of DWS Investments Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements" and "Independent Registered Public Accounting Firm" in such Registration Statement.


/s/PricewaterhouseCoopers LLP
-----------------------------
PricewaterhouseCoopers LLP
Boston, Massachusetts
June 29, 2006

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS Advisor Funds (formerly Scudder Advisor Funds) on Form N-1A ("Registration Statement") of our report dated December 29, 2005 relating to the financial statements and financial highlights which appears in the October 31, 2005 Annual Report to Shareholders of the DWS International Select Equity Fund (formerly Scudder International Select Equity Fund, a portfolio of DWS Investments Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements" and "Counsel and Independent Registered Public Accounting Firm" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP
Boston, Massachusetts
June 29, 2006

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS Advisor Funds (formerly Scudder Advisor Funds) on Form N-1A ("Registration Statement") of our report dated May 22, 2006 relating to the financial statements and financial highlights which appears in the March 31, 2006 Annual Report to Shareholders of the DWS Lifecycle Long Range Fund (formerly Scudder Lifecycle Long Range Fund, a portfolio of DWS Advisor Funds
III), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements" and "Counsel and Independent Registered Public Accounting Firm" in such Registration Statement.



PricewaterhouseCoopers LLP
Boston, Massachusetts
June 29, 2006

                                                                     Exhibit (j)





            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS Advisor Funds (DWS Investments Trust Funds) on Form N-1A ("Registration Statement") of our report dated December 29, 2005 relating to the financial statements and financial highlights which appears in the October 31, 2005 Annual Report to Shareholders of the DWS International Select Equity Fund (formerly Scudder International Select Equity Fund), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements" and "Counsel and Independent Registered Public Accounting Firm" in such Registration Statement.


/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 29, 2006

                                                                      Exhibit(j)




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS Advisor Funds (formerly Scudder Advisor Funds) on Form N-1A ("Registration Statement") of our report dated November 22, 2005 relating to the financial statements and financial highlights which appears in the September 30, 2005 Annual Report to Shareholders of the DWS Micro Cap Fund (formerly Scudder Micro Cap Fund, a portfolio of DWS Investments Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements" and "Independent Registered Public Accounting Firm" in such Registration Statement.


/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
June 29, 2006

                                                                      Exhibit(j)




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS Advisor Funds (formerly Scudder Advisor Funds) on Form N-1A ("Registration Statement") of our report dated February 24, 2006 relating to the financial statements and financial highlights which appears in the December 31, 2005 Annual Report to Shareholders of the Money Market Fund Investment, a portfolio of DWS Advisor Funds III, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements" and "Independent Registered Public Accounting Firm" in such Registration Statement.


/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
June 29, 2006

                                                                     Exhibit (j)


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS Advisor Funds (formerly Scudder Advisor Funds) on Form N-1A ("Registration Statement") of our report dated February 28, 2006 relating to the financial statements and financial highlights which appears in the December 31, 2005 Annual Report to Shareholders of the DWS RREEF Real Estate Securities Fund (formerly Scudder RREEF Real Estate Securities Fund, a portfolio of DWS RREEF Securities Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements" and "Independent Registered Public Accounting Firm" in such Registration Statement.


/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
June 29, 2006

                                                                      Exhibit(j)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We hereby consent to the incorporation by reference in this Registration Statement of DWS Advisor Funds (formerly Scudder Advisor Funds) on Form N-1A ("Registration Statement") of our report dated December 23, 2005 relating to the financial statements and financial highlights which appears in the October 31, 2005 Annual Report to Shareholders of the DWS Short-Term Municipal Bond Fund (formerly Scudder Short-Term Municipal Bond Fund, a portfolio of DWS Investments Trust), which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Financial Statements" and "Independent Registered Public Accounting Firm" in such Registration Statement.


/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
June 29, 2006